Exhibit 10.34

WAIVER AND

AMENDMENT NO. 1

TO

FIRST AMENDED AND RESTATED

REGISTRATION RIGHTS AGREEMENT

This WAIVER AND AMENDMENT NO. 1 TO FIRST AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (the “Amendment”), dated as of September 12, 2005, is made by and among Modtech Holdings, Inc., a Delaware corporation, (the “Company”), and the undesigned purchasers (the “Purchasers”) with reference to the following:

WHEREAS:

A. The Company entered into the First Amended and Restated Registration Rights Agreement (the “Agreement”), dated as of August 5, 2005, with the Purchasers and additional parties collectively defined therein as “Buyers”;

B. The Agreement requires the Company to file a “Registration Statement” by the “Filing Deadline” as such terms are defined in Sections 1(k) and 1(f), respectively, of the Agreement; and

C. The Company and the Purchasers wish to amend the definition of the Filing Deadline as set forth in the Agreement and the Purchasers are willing to waive any failure of the Company to file the Registration Statement by the Filing Deadline as defined in the original Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and for other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the Company and the Purchasers hereby agree as follows:

1. Definitions. All capitalized terms used herein that are not defined in this Amendment shall have the meanings given such terms in the Agreement.

2. Amendment. Section 1 (f) of the Agreement is hereby amended and restated in its entirety to read as follows:

““Filing Deadline” means September 12, 2005.”

3. Waiver. The Purchasers hereby waives (a) the Company’s failure prior to the date hereof to file the Registration Statement by the Filing Deadline (as defined in the Agreement prior to this Amendment) as required by the Agreement and (b) the right to receive any Registration Delay Payments that are due and payable as of the date hereby pursuant to the terms of the Registration Rights Agreement.

4. Remaining Terms. Except as specifically amended or waived by this Amendment, all of the terms and conditions of the Agreement shall remain unmodified and in full force and effect.

5. Effectiveness. This Amendment shall become effective when executed by the Company and those Buyers that constitute the Required Holders as defined in Section 1(l) of the Agreement and shall be binding on and inure to the benefit of the Company and all Buyers, notwithstanding the fact that some Buyers may not have executed this Amendment.

6. Miscellaneous.

a. This Amendment may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterpart signature pages have been signed by each party and delivered to the other parties; provided that the parties need not sign the same counterpart signature page and a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

b. The headings of this Amendment are for convenience of reference and shall not form part of, or affect the interpretation of, this Amendment.

c. If any provision of this Amendment shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

d. This Amendment is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, subject to the provisions of Section 5 above, is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

e. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Amendment.

f. The language used in this Amendment will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

[Signature Pages Follows]

IN WITNESS WHEREOF, the Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

COMPANY:

MODTECH HOLDINGS, INC.

By:	/s/ DENNIS SHOGREN
Name: Dennis Shogren
Title: Chief Financial Officer

IN WITNESS WHEREOF, the Purchaser and the Company have caused their respective signature page to this Amendment to be duly executed as of the date first written above.

PURCHASERS:

Peninsula Catalyst Fund, L.P.
By: Peninsula Catalyst Management LLC Its General Partner

By:	/s/ MICHAEL OGBORNE
Name: Mike Ogborne
Title: Managing Member

Peninsula Catalyst QP Fund, L.P.
By: Peninsula Catalyst Management LLC Its General Partner

By:	/s/ MICHAEL OGBORNE
Name: Mike Ogborne
Title: Managing Member